Monthly Operating Report

| CASE NAME: W.O. Production Company, Ltd. |
|---|
| CASE NUMBER: 12-31557-bjh -1 |
| JUDGE: Barbara J. Houser |

ACCRUAL BASIS

# UNITED STATES BANKRUPTCY COURT

## NORTHERN AND EASTERN DISTRICT OF TEXAS

## DIVISION 6

MONTHLY OPERATING REPORT

## MONTH ENDING: March 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

John H. Homier
PRINTED NAME OF RESPONSIBLE PARTY

20-Apr-12
DATE

PREPARER:

/s/ Adrian Lamberti
ORIGINAL SIGNATURE OF PREPARER

Controller
TITLE

Adrian Lamberti
PRINTED NAME OF PREPARER

20-Apr-12
DATE

**Monthly Operating Report**

**CASE NAME: W.O. Production Company, Ltd.**

**ACCRUAL BASIS-1**

**CASE NUMBER: 12-31557-bjh-11**

## COMPARATIVE BALANCE SHEET

| ASSETS | | SCHEDULE AMOUNT | MONTH 3/31/2012 | MONTH | MONTH |
|---|---|---|---|---|---|
| 1. | UNRESTRICTED CASH | | | | |
| 2. | RESTRICTED CASH | | | | |
| 3. | TOTAL CASH | $0 | $0 | $0 | $0 |
| 4. | ACCOUNTS RECEIVABLE (NET) | | | | |
| 5. | INVENTORY | | | | |
| 6. | NOTES RECEIVABLE | | | | |
| 7. | PREPAID EXPENSES | | | | |
| 8. | OTHER (1) | $250,000 | | | |
| 9. | TOTAL CURRENT ASSETS | $250,000 | $0 | $0 | $0 |
| 10. | PROPERTY, PLANT & EQUIPMENT | | | | |
| 11. | LESS: ACCUMULATED DEPRECIATION / DEPLETION | | | | |
| 12. | NET PROPERTY, PLANT & EQUIPMENT | $0 | $0 | $0 | $0 |
| 13. | DUE FROM INSIDERS | | | | |
| 14. | OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) | | | | |
| 15. | OTHER (ATTACH LIST) | | | | |
| 16. | **TOTAL ASSETS** | $250,000 | $0 | $0 | $0 |
| **POSTPETITION LIABILITIES** | | | | | |
| 17. | ACCOUNTS PAYABLE | | | | |
| 18. | TAXES PAYABLE | | | | |
| 19. | NOTES PAYABLE | | | | |
| 20. | PROFESSIONAL FEES | | | | |
| 21. | SECURED DEBT | | | | |
| 22. | OTHER (ATTACH LIST) | | | | |
| 23. | TOTAL POSTPETITION LIABILITIES | | $0 | $0 | $0 |
| **PREPETITION LIABILITIES** | | | | | |
| 24. | SECURED DEBT | $80,995,000 | | | |
| 25. | PRIORITY DEBT | | | | |
| 26. | UNSECURED DEBT | | | | |
| 27. | OTHER (ATTACH LIST) | | | | |
| 28. | TOTAL PREPETITION LIABILITIES | $80,995,000 | $0 | $0 | $0 |
| 29. | **TOTAL LIABILITIES** | $80,995,000 | $0 | $0 | $0 |
| **EQUITY** | | | | | |
| 30. | PREPETITION OWNERS' EQUITY | | | | |
| 31. | POSTPETITION CUMULATIVE PROFIT OR (LOSS) | | | | |
| 32. | DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) | | | | |
| 33. | TOTAL EQUITY | ($80,745,000) | $0 | $0 | $0 |
| 34. | **TOTAL LIABILITIES & OWNERS' EQUITY** | $250,000 | $0 | $0 | $0 |

(1) Consolidated retainer for Cano Petroleum, Inc. and its related debtor entities

**Monthly Operating Report**

**ACCRUAL BASIS-2**

| | |
|---|---|
| CASE NAME: W.O. Production Company, Ltd. | |
| | |
| CASE NUMBER: 12-31557-bjh-11 | |

## INCOME STATEMENT

| | MONTH | MONTH | MONTH | MONTH |
|---|---|---|---|---|
| **REVENUES** | 3/8/2012 to 3/31/2012 | | | |
| 1. GROSS REVENUES | | | | |
| 2. LESS: RETURNS & DISCOUNTS | | | | |
| 3. NET REVENUE | $0 | $0 | $0 | $0 |
| **COST OF GOODS SOLD** | | | | |
| 4. MATERIAL | | | | |
| 5. DIRECT LABOR | | | | |
| 6. DIRECT OVERHEAD | | | | |
| 7. TOTAL COST OF GOODS SOLD | $0 | $0 | $0 | $0 |
| 8. GROSS PROFIT | $0 | $0 | $0 | $0 |
| **OPERATING EXPENSES** | | | | |
| 9. OFFICER / INSIDER COMPENSATION | | | | |
| 10. SELLING & MARKETING | | | | |
| 11. GENERAL & ADMINISTRATIVE | | | | |
| 12. RENT & LEASE | | | | |
| 13. OTHER (ATTACH LIST) | | | | |
| 14. TOTAL OPERATING EXPENSES | $0 | $0 | $0 | $0 |
| 15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE | $0 | $0 | $0 | $0 |
| **OTHER INCOME & EXPENSES** | | | | |
| 16. NON-OPERATING INCOME (ATT. LIST) | | | | |
| 17. NON-OPERATING EXPENSE (ATT. LIST) | | | | |
| 18. INTEREST EXPENSE | | | | |
| 19. DEPRECIATION / DEPLETION | | | | |
| 20. AMORTIZATION | | | | |
| 21. OTHER (ATTACH LIST) | | | | |
| 22. NET OTHER INCOME & EXPENSES | $0 | $0 | $0 | $0 |
| **REORGANIZATION EXPENSES** | | | | |
| 23. PROFESSIONAL FEES | | | | |
| 24. U.S. TRUSTEE FEES [1] | | | | |
| 25. OTHER (ATTACH LIST) | | | | |
| 26. TOTAL REORGANIZATION EXPENSES | $0 | $0 | $0 | $0 |
| 27. INCOME TAX | | | | |
| 28. NET PROFIT (LOSS) | $0 | $0 | $0 | $0 |

Note 1 - This fee is being paid by W.O. Operating Company, Ltd as this company has no bank account or accounting system to record and make payments.

**Monthly Operating Report**

| CASE NAME: W.O. Production Company, Ltd. |
|---|
| |
| CASE NUMBER: 12-31557-bjh-11 |

ACCRUAL BASIS-3

| CASH RECEIPTS AND DISBURSEMENTS | MONTH 3/8/2012 to 3/31/2012 | MONTH | MONTH | QUARTER TOTAL |
|---|---|---|---|---|
| 1. CASH - BEGINNING OF MONTH | $0 | $0 | $0 | |
| RECEIPTS FROM OPERATIONS | | | | |
| 2. CASH SALES | | | | |
| COLLECTION OF ACCOUNTS RECEIVABLE | | | | |
| 3. PREPETITION | | | | |
| 4. POSTPETITION | | | | |
| 5. TOTAL OPERATING RECEIPTS | $0 | $0 | $0 | $0 |
| NON-OPERATING RECEIPTS | | | | |
| 6. LOANS & ADVANCES (ATTACH LIST) | | | | |
| 7. SALE OF ASSETS | | | | |
| 8. OTHER (ATTACH LIST) | | | | |
| 9. TOTAL NON-OPERATING RECEIPTS | $0 | $0 | $0 | $0 |
| 10. TOTAL RECEIPTS | $0 | $0 | $0 | $0 |
| 11. TOTAL CASH AVAILABLE | $0 | $0 | $0 | $0 |
| OPERATING DISBURSEMENTS | | | | |
| 12. NET PAYROLL | | | | |
| 13. PAYROLL TAXES PAID | | | | |
| 14. SALES, USE & OTHER TAXES PAID | | | | |
| 15. SECURED / RENTAL / LEASES | | | | |
| 16. UTILITIES | | | | |
| 17. INSURANCE | | | | |
| 18. INVENTORY PURCHASES | | | | |
| 19. VEHICLE EXPENSES | | | | |
| 20. TRAVEL | | | | |
| 21. ENTERTAINMENT | | | | |
| 22. REPAIRS & MAINTENANCE | | | | |
| 23. SUPPLIES | | | | |
| 24. ADVERTISING | | | | |
| 25. OTHER (ATTACH LIST) | | | | |
| 26. TOTAL OPERATING DISBURSEMENTS | $0 | $0 | $0 | $0 |
| REORGANIZATION EXPENSES | | | | |
| 27. PROFESSIONAL FEES | | | | |
| 28. U.S. TRUSTEE FEES | | | | |
| 29. OTHER (ATTACH LIST) | | | | |
| 30. TOTAL REORGANIZATION EXPENSES | $0 | $0 | $0 | $0 |
| 31. TOTAL DISBURSEMENTS | $0 | $0 | $0 | $0 |
| 32. NET CASH FLOW | $0 | $0 | $0 | $0 |
| 33. CASH - END OF MONTH | $0 | $0 | $0 | $0 |

## Monthly Operating Report

**CASE NAME: W.O. Production Company, Ltd.**

**CASE NUMBER: 12-31557-bjh-11**

ACCRUAL BASIS-4

| ACCOUNTS RECEIVABLE AGING | SCHEDULE AMOUNT | MONTH 3/8/2012 to 3/31/2012 | MONTH | MONTH |
|---|---|---|---|---|
| 1. 0-30 | | | | |
| 2. 31-60 | | | | |
| 3. 61-90 | | | | |
| 4. 91+ | | | | |
| 5. TOTAL ACCOUNTS RECEIVABLE | $0 | $0 | $0 | $0 |
| 6. AMOUNT CONSIDERED UNCOLLECTIBLE | | | | |
| 7. ACCOUNTS RECEIVABLE (NET) | $0 | $0 | $0 | $0 |

**AGING OF POSTPETITION TAXES AND PAYABLES** MONTH: March 8th to March 31st

| TAXES PAYABLE | 0-30 DAYS | 31-60 DAYS | 61-90 DAYS | 91+ DAYS | TOTAL |
|---|---|---|---|---|---|
| 1. FEDERAL | | | | | |
| 2. STATE | | | | | |
| 3. LOCAL | | | | | |
| 4. OTHER (ATTACH LIST) | | | | | |
| 5. TOTAL TAXES PAYABLE | $0 | $0 | $0 | $0 | $0 |
| 6. ACCOUNTS PAYABLE | | | | | |

**STATUS OF POSTPETITION TAXES** MONTH: March 8th to March 31st

| FEDERAL | BEGINNING TAX LIABILITY* | AMOUNT WITHHELD AND/ 0R ACCRUED | AMOUNT PAID | ENDING TAX LIABILITY |
|---|---|---|---|---|
| 1. WITHHOLDING** | | | | |
| 2. FICA-EMPLOYEE** | | | | |
| 3. FICA-EMPLOYER** | | | | |
| 4. UNEMPLOYMENT | | | | |
| 5. INCOME | | | | |
| 6. OTHER (ATTACH LIST) | | | | |
| 7. TOTAL FEDERAL TAXES | $0 | $0 | $0 | $0 |
| **STATE AND LOCAL** | | | | |
| 8. WITHHOLDING | | | | |
| 9. SALES | | | | |
| 10. EXCISE | | | | |
| 11. UNEMPLOYMENT | | | | |
| 12. REAL PROPERTY | | | | |
| 13. PERSONAL PROPERTY | | | | |
| 14. OTHER (ATTACH LIST) | | | | |
| 15. TOTAL STATE & LOCAL | $0 | $0 | $0 | $0 |
| 16. TOTAL TAXES | $0 | $0 | $0 | $0 |

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

**Monthly Operating Report**

**CASE NAME: W.O. Production Company, Ltd.**

**ACCRUAL BASIS-5**

**CASE NUMBER: 12-31557-bjh-11**

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

**MONTH:** March 8th to March 31st

| BANK RECONCILIATIONS | Account #1 | Account #2 | Account #3 | TOTAL |
|---|---|---|---|---|
| A. BANK: | | | | |
| B. ACCOUNT NUMBER: | | | | |
| C. PURPOSE (TYPE): | | | | |
| 1. BALANCE PER BANK STATEMENT | | | | |
| 2. ADD: TOTAL DEPOSITS NOT CREDITED | | | | |
| 3. SUBTRACT: OUTSTANDING CHECKS | | | | |
| 4. OTHER RECONCILING ITEMS | | | | |
| 5. MONTH END BALANCE PER BOOKS | | $0 | $0 | $0 |
| 6. NUMBER OF LAST CHECK WRITTEN | | | | |

**INVESTMENT ACCOUNTS**

| BANK, ACCOUNT NAME & NUMBER | DATE OF PURCHASE | TYPE OF INSTRUMENT | PURCHASE PRICE | CURRENT VALUE |
|---|---|---|---|---|
| 7. | | | | |
| 8. | | | | |
| 9. | | | | |
| 10. | | | | |
| 11. TOTAL INVESTMENTS | | | $0 | $0 |

**CASH**

| | |
|---|---|
| 12. CURRENCY ON HAND | $0 |
| 13. TOTAL CASH - END OF MONTH | $0 |

**Monthly Operating Report**

**CASE NAME: W.O. Production Company, Ltd.**

**ACCRUAL BASIS-6**

**CASE NUMBER: 12-31557-bjh-11**

MONTH: March 8th to March 31st

**PAYMENTS TO INSIDERS AND PROFESSIONALS**

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY

| INSIDERS | | | |
|---|---|---|---|
| NAME | TYPE OF PAYMENT | AMOUNT PAID | TOTAL PAID TO DATE |
| 1. | | | |
| 2. | | | |
| 3. | | | |
| 4. | | | |
| 5. | | | |
| 6. TOTAL PAYMENTS TO INSIDERS | | $0 | $0 |

| PROFESSIONALS | | | | | |
|---|---|---|---|---|---|
| NAME | DATE OF COURT ORDER AUTHORIZING PAYMENT | AMOUNT APPROVED | AMOUNT PAID | TOTAL PAID TO DATE | TOTAL INCURRED & UNPAID * |
| 1. | | | | | |
| 2. | | | | | |
| 3. | | | | | |
| 4. | | | | | |
| 5. | | | | | |
| 6. TOTAL PAYMENTS TO PROFESSIONALS | | $0 | $0 | $0 | $0 |

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

**POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS**

| NAME OF CREDITOR | SCHEDULED MONTHLY PAYMENTS DUE | AMOUNTS PAID DURING MONTH | TOTAL UNPAID POSTPETITION |
|---|---|---|---|
| 1. | | | |
| 2. | | | |
| 3. | | | |
| 4. | | | |
| 5. | | | |
| 6. TOTAL | $0 | $0 | $0 |

**Monthly Operating Report**

**CASE NAME: W.O. Production Company, Ltd.**

**ACCRUAL BASIS-7**

**CASE NUMBER: 12-31557-bjh-11**

**MONTH:** March 8th to March 31st, 2012

**QUESTIONNAIRE**

| | | YES | NO |
|---|---|---|---|
| 1. | HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD? | | X |
| 2. | HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT? | | X |
| 3. | ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES? | | X |
| 4. | HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD? | | X |
| 5. | HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY? | | X |
| 6. | ARE ANY POSTPETITION PAYROLL TAXES PAST DUE? | | X |
| 7. | ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE? | | X |
| 8. | ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE? | | X |
| 9. | ARE ANY OTHER POSTPETITION TAXES PAST DUE? | | X |
| 10. | ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT? | | X |
| 11. | HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD? | | X |
| 12. | ARE ANY WAGE PAYMENTS PAST DUE? | | X |

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY

**INSURANCE**

| | | YES | NO |
|---|---|---|---|
| 1. | ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT? | X | |
| 2. | ARE ALL PREMIUM PAYMENTS PAID CURRENT? | X | |
| 3. | PLEASE ITEMIZE POLICIES BELOW. | | |

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

**INSTALLMENT PAYMENTS**

| TYPE OF POLICY | CARRIER | PERIOD COVERED | PAYMENT AMOUNT & FREQUENCY |
|---|---|---|---|
| General Liability Insurance | ACE American Insurance | 8/16/2011 to 8/16/2012 | $39,452.99 paid monthly |
| Business Auto | ACE American Insurance | 8/16/2011 to 8/16/2012 | to Premium Assignment |
| Umbrella | ACE Property & Casualty | 8/16/2011 to 8/16/2012 | Corporation. |
| Umbrella Extension | Gotham Insurance Company | 8/16/2011 to 8/16/2012 | 2 payments remaining at |
| Marine Insurance | AGCS Marine Insurance Co. | 8/16/2011 to 8/16/2012 | 3/31/2012 |
| COW | Lloyds of London | 8/16/2011 to 8/16/2012 | |